UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  April 19, 2005
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                          TNX Television Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                000-33313                              95-4868287
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      (Commission File Number)                 (IRS Employer Identification No.)

800 S. Ocean Blvd., L1, Boca Raton, FL                 33432
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(Address of Principal Executive Offices)            (Zip Code)

                                 (561) 395-9973
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              (Registrant's Telephone Number, Including Area Code)

1811 Chestnut Street, Suite 120,  Philadelphia, Pennsylvania              19103
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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (b) In connection and contemporaneously with the sale of our wholly-owned subsidiary, TNCI UK Ltd. ("TNCI UK"), as described in Item 8.01. hereof, Philip
A. Campbell, the Acting Managing Director and Commercial Director of TNCI UK, resigned effective April 6, 2005. Graham Roberts, Director of Operations and Engineering has been appointed Acting Managing Director.

Item 8.01 Other Events

      As previously disclosed, on February 22, 2005, TNCI UK, went into administration in the United Kingdom under Section 8 and Schedule B1 of the Insolvency Act of 1986. TNCI UK required funding during the course of the administration. On February 23, 2005, Mr. Irwin Gross, our Chief Executive Officer, loaned TNCI UK (pound)100,000 (approximately $191,000) in the form of a secured debenture which created fixed and floating charges over all of the assets of TNCI UK. and on March 8, 2005, we loaned TNCI UK an initial (pound)100,000 (approximately $192,800) in the form of a substantially identical secured debenture. We subsequently made further advances to TNCI UK in the aggregate of (pound)393,576.16 (approximately $752,000)

      On April 19, 2005 (the "Effective Date"), a new company, 360 Onboard Limited ("360 Onboard"), ourwholly-owned subsidiary, acquired the business and assets of TNCI UK from its administrators for a purchase price consisting of:
(1)(pound)518,676.16 (approximately $991,000) in cash; (2) the issuance by us within 56 days of the Effective Date of an unsecured, non-guaranteed, fully transferable promissory note in the principal amount of (pound)200,000 (approximately $382,000) with an interest rate of 6.5% per annum, repayable in full, together with accrued interest, 18 months after the Effective Date; and
(3) the issuance by us within 56 days of the Effective Date of 10,000,000 shares of common stock, par value, $0.001. In addition, 360 Onboard paid administration costs of (pound)125,100 (approximately $239,000).

      The assets acquired by 360 Onboard include all plant equipment and machinery (including equipment installed on trains), inventory and work in progress, customer and supplier contracts, rent deposits with respect to real property occupied by TNCI UK, intellectual property rights and goodwill.

      Under the terms of the sale agreement, 360 Onboard is entitled to occupy TNCI UK's existing premises until, at the latest, September 30, 2005, by paying the rent and other expenses to the administrators of TNCI UK who will in turn pay the landlord. Meanwhile, 360 Onboard will endeavor to obtain the landlord's consent to assign the existing lease of TNCI UK's real property or find alternative premises.

      The loans made by Mr. Gross and us to TNCI UK were repaid to us from the proceeds of the purchase price. As a result, we now owe Mr. Gross (pound)100,000 (approximately $191,000).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          TNX TELEVISION HOLDINGS, INC.


                                        By: /s/ Irwin L. Gross
                                           ------------------------------------
                                           Name: Irwin L. Gross
                                           Title: Chief Executive Officer

Date: April 22, 2005